                                   FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):        August 3, 1998



                                WPI GROUP, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)


        New Hampshire                                           0-19717                                02-0218767
    ---------------------                               ---------------------                    ---------------------
(State or other jurisdiction of incorporation)        (Commission File Number)          (I.R.S. Employer Identification Number)



               1155 Elm Street, Manchester, New Hampshire 03101
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:      (603) 627-3500




                                     NONE
--------------------------------------------------------------------------------
(Former Name, former address, and former fiscal year, if changed since last report)

                                WPI GROUP, INC.

                                   FORM  8-K



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
         ---------------------------------

None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

On August 3, 1998, WPI Group, Inc. completed the acquisition of the ANG Instrument division from Allard Nazarian Group, Inc. The Company acquired all of the assets of the ANG Instruments division for approximately $22.75 million. ANG Instruments is a leading producer of avionics components and subsystems, inertial sensors and panel meters.

A more complete description of the transaction is contained in the Asset Purchase and Sale Agreement which is Exhibit 10.24 to this report and is incorporated herein by reference.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
         ---------------------------

None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

None.

                                WPI GROUP, INC.


                                    FORM 8-K

ITEM 5.     OTHER EVENTS.
            -------------

On August 3, 1998, the Company issued a press release announcing that WPI Group, Inc. had acquired the ANG Instruments division. The press release is Exhibit
99.1 to this report and is incorporated herein by reference.

On August 3, 1998, the Company issued a press release announcing that it had secured a $75,000,000 credit facility with Fleet Bank - NH. The press release is Exhibit 99.2 to this report and is incorporated herein by reference.

On August 4, 1998, the Company issued a press release announcing that it had agreed to acquire the Lucas Schaevitz inertial sensor product line from the Lucas Control Systems Division of Lucas Varity, Plc. The press release is
Exhibit 99.3 to this report and is incorporated herein by reference.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.
            ---------------------------------------

None.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

Financial:  The financial statements required to be filed are currently not available and will be filed under Form 8 within the time specified by Item 7(a)(4) of Form 8-K.

Exhibits:   10.24 - Asset Purchase and Sale Agreement dated July 31,1998.
            99.1  - Press release re: ANG Instruments acquisition dated August
                    3, 1998.
            99.2  - Press release re: credit facility dated August 3, 1998.
            99.3  - Press release re: Lucas Schaevitz product line acquisition dated August 4, 1998.

ITEM 8.     CHANGE IN FISCAL YEAR.
            ----------------------

Not applicable.

                                WPI GROUP, INC.


                                    FORM 8-K


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WPI GROUP, INC.



Dated: August 4, 1998                             By:/s/ Dennis M. Deegan
                                                     -------------------------
                                                     Dennis M. Deegan
                                                     President, Treasurer and
                                                     Chief Operating Officer